1

THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated July 25, 2025

to the

THORNBURG MANAGED ACCOUNT FUNDS PROSPECTUS

applicable to Class SMA shares of the Thornburg Emerging Markets Managed Account Fund and
the Thornburg Municipal Managed Account Fund, and
dated February 1, 2025, as supplemented March 13, April 1, and April 23, 2025
(the “Prospectus”)

Thornburg Emerging Markets Managed Account Fund Investment Limitation Change

Effective July 23, 2025, the Thornburg Emerging Markets Managed Account Fund (the “Fund”) adopted a fundamental investment policy which prohibits the Fund from concentrating its investments in an industry or groups of industries. Accordingly, effective immediately the disclosure on page 2 of the Prospectus in the second paragraph of the “Principal Investment Strategies” section is revised to delete the language stating that the Fund may concentrate in particular industries and replaced with the following revised paragraph:

The Fund may invest in issuers of any size of capitalization, including small companies, and expects that under normal conditions its assets will be invested in issuers domiciled in or tied economically to a variety of different emerging market countries. The Fund is non-diversified.

In addition, the “Concentration Risk” paragraphs in the “Principal Investment Risks” section and “Additional Information - Investing in Stocks and Other Equity Securities” section on pages 3 and 14 of the Prospectus, respectively, are deleted in their entireties.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

TH6633

THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated July 25, 2025

to the

THORNBURG MANAGED ACCOUNT FUNDS STATEMENT OF ADDITIONAL INFORMATION

applicable to Class SMA shares of the Thornburg Emerging Markets Managed Account Fund and
the Thornburg Municipal Managed Account Fund, and
dated February 1, 2025, as supplemented March 13, April 1, and April 23, 2025
(the “SAI”)

Thornburg Emerging Markets Managed Account Fund Investment Limitation Change

Effective July 23, 2025, the Thornburg Emerging Markets Managed Account Fund (the “Fund”) adopted a fundamental investment policy which prohibits the Fund from concentrating its investments in an industry or groups of industries. Accordingly, effective immediately, the “Concentration” subsection on page 25 of the SAI is hereby deleted in its entirety. In addition, the “Investment Limitations” section with respect to the Fund beginning on page 28 of the SAI is revised to add the following disclosure after romannette (6), to state that the Fund may not:

(7) purchase any security if, as a result of such purchase 25% or more of the Fund’s total assets (taken at current value) would be invested in securities of issuers in a single industry or group of industries.

The following disclosure is also added after the last paragraph on page 28 of the SAI:

In determining whether an issuer should be classified in a particular industry for purposes of applying the fundamental investment limitation on industry concentration described above, the Advisor may rely on its own analysis of the issuer or on available third-party industry classifications. When using third-party industry classifications for this purpose, the Advisor currently looks to classifications provided by Bloomberg. Securities of the U.S. Government and its agencies and instrumentalities are not considered to represent industries for purposes of the Fund’s industry concentration policy.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

TH6634